Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Charles Murphy, CFA

Head of Investor Relations

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 624-5913

ir@exlservice.com

EXL REPORTS 2012 THIRD QUARTER RESULTS

Quarterly Revenues of $112.6 Million, Up 13% Year over Year

Adjusted Diluted Earnings Per Share (EPS) of $0.42, Up 21% Year over Year

New York, NY – November 2, 2012 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the third quarter of 2012.

Rohit Kapoor, Vice Chairman and CEO, commented: “In the third quarter, EXL posted strong 4% sequential revenue growth led by client expansions in our insurance and healthcare and our utilities practices. In addition, our transformation business has continued to grow. In particular, we are capitalizing on the secular growth opportunity in analytics, where among other assets we have built a world-class banking practice. This practice is generating robust new business with several of the largest global banks.

I am pleased to announce that we won a new strategic client account for our finance and accounting outsourcing practice with a leading specialty insurer. This new client win is a validation of our domain expertise both in insurance and finance and accounting, and was won against significant competition. Finally, as we discussed in October, our Landacorp acquisition adds a critical piece to our rapidly growing healthcare offering providing comprehensive operations, analytics, and technology solutions.”

Vishal Chhibbar, CFO, commented: “In the third quarter, EXL achieved revenue of $112.6 million, up 13% year-over-year, driven by 11% growth in outsourcing and 23% growth in transformation services. On a constant currency basis, revenue grew 17% year over year. This quarter we delivered adjusted diluted earnings per share of $0.42, up 21% year over year and 17% quarter over quarter. This growth was driven by strong revenue growth, operating efficiencies and operating leverage.

For 2012, we are updating our revenue guidance to $442 million to $444 million, and updating our adjusted diluted EPS guidance to $1.54 to $1.57 to account for a rupee to dollar exchange rate of 53.5, third quarter results and the recent acquisition of Landacorp.”

Financial Highlights – Third Quarter 2012

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•

Revenues for the quarter ended September 30, 2012 were $112.6 million compared to $100.0 million for the quarter ended September 30, 2011 and $108.0 million for the quarter ended June 30, 2012. Outsourcing services revenues for the quarter ended September 30, 2012 were $92.0 million compared to $83.2 million for the quarter ended September 30, 2011 and $88.9 million for the quarter ended June 30, 2012. Transformation services revenues for the quarter ended September 30, 2012 were $20.7 million compared to $16.9 million in the quarter ended September 30, 2011 and $19.1 million for the quarter ended June 30, 2012.

•

Gross margin for the quarter ended September 30, 2012 was 39.1% compared to 38.3% for the quarter ended September 30, 2011 and 38.9% for the quarter ended June 30, 2012. Outsourcing services gross margin for the quarter ended September 30, 2012 was 39.5% compared to 38.7% for the quarter ended September 30, 2011 and 38.7% for the quarter ended June 30, 2012. Transformation services gross margin for the quarter ended September 30, 2012 was 37.1% compared to 35.9% for the quarter ended September 30, 2012 and 39.6% for the quarter ended June 30, 2012.

•

Operating margin for the quarter ended September 30, 2012 was 15.0% compared to 11.7% for the quarter ended September 30, 2011 and 13.3% for the quarter ended June 30, 2012. Adjusted operating margin for the quarter ended September 30, 2012 was 17.8% compared to 15.2% for the quarter ended September 30, 2011 and 17.1% for the quarter ended June 30, 2012.

•

Net income for the quarter ended September 30, 2012 was $11.7 million compared to $8.4 million for the quarter ended September 30, 2011 and $9.1 million for the quarter ended June 30, 2012. Adjusted EBITDA for the quarter ended September 30, 2012 was $25.1 million compared to $20.3 million for the quarter ended September 30, 2011 and $23.1 million for the quarter ended June 30, 2012.

•

Diluted earnings per share for the quarter ended September 30, 2012 were $0.35 compared to $0.27 for the quarter ended September 30, 2011 and $0.27 for the quarter ended June 30, 2012. Adjusted diluted earnings per share for the quarter ended September 30, 2012 were $0.42 compared to $0.35 for the quarter ended September 30, 2011 and $0.36 for the quarter ended June 30, 2012.

Business Highlights

•	Won a new strategic client account with a leading specialty insurer for finance and accounting outsourcing services.

•	Won six new clients during the quarter, including three transformation clients and three outsourcing clients.

•	Expanded multiple outsourcing services relationships, including migrating 35 new processes in the third quarter of 2012.

•	Acquired Landacorp, a leading provider of healthcare solutions and technology, for $37.5 million in cash.

•	Selected to Forbes’ “America’s 100 Best Small Companies” list for the third consecutive year.

•	Launched EXL’s Healthcare Academy in Manila to scale its clinical and utilization management capabilities for health insurers and providers. EXL now employs over 800 nurses, doctors and clinicians.

•	Grew headcount as of September 30, 2012 to approximately 20,095, compared to approximately 17,853 as of September 30, 2011 and 19,468 as of June 30, 2012.

•	Employee attrition for the quarter ended September 30, 2012 was 28.5%, compared with 28.4% for the quarter ended June 30, 2012.

2012 Outlook

The company is updating its guidance for calendar year 2012 based on a rupee to dollar exchange rate of 53.5, third quarter results and the recent acquisition of Landacorp:

•	Revenue of $442 million to $444 million.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.54 to $1.57.

Conference Call

EXL will host a conference call on Friday, November 2, 2012 at 8:00 a.m. (ET) to discuss the Company’s quarterly operating and financial results. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where the accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcast, a replay will be available on the EXL website (ir.exlservice.com).

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, healthcare, utilities, banking and financial services, transportation and logistics and travel sectors. EXL’s outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Revenues	$112,639	$100,026	$325,277	$257,961
Cost of revenues (exclusive of depreciation and amortization)	68,650	61,755	201,367	157,971

Gross profit	43,989	38,271	123,910	99,990

Operating expenses:
General and administrative expenses	13,777	13,253	40,982	36,115
Selling and marketing expenses	7,009	6,915	22,502	18,894
Depreciation and amortization	6,333	6,443	18,732	16,405

Total operating expenses	27,119	26,611	82,216	71,414

Income from operations	16,870	11,660	41,694	28,576
Other income, net:
Foreign exchange (loss)/gain	(1,345)	495	(2,367)	3,945
Interest and other income, net	507	374	1,321	1,344

Income before income taxes	16,032	12,529	40,648	33,865
Income tax provision	4,329	4,138	10,975	8,639

Net income	$11,703	$8,391	$29,673	$25,226

Earnings per share:
Basic	$0.36	$0.28	$0.93	$0.84
Diluted	$0.35	$0.27	$0.90	$0.81
Weighted-average number of shares used in computing earnings per share:
Basic	32,154,001	30,293,114	31,857,909	29,926,846
Diluted	33,283,854	31,586,936	33,055,857	31,131,513

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30, 2012	December 31, 2011
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$118,579	$82,393
Short-term investments	6,814	7,869
Restricted cash	729	934
Accounts receivable, net	65,649	55,672
Prepaid expenses	3,260	4,269
Deferred tax assets, net	7,100	6,228
Advance income tax, net	588	3,379
Other current assets	10,832	6,097

Total current assets	213,551	166,841

Fixed assets, net	41,154	42,320
Restricted cash	3,824	3,387
Deferred tax assets, net	10,042	16,495
Intangible assets, net	32,247	36,313
Goodwill	92,886	92,287
Other assets	21,963	19,768

Total assets	$415,667	$377,411

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,712	$4,333
Deferred revenue	4,670	7,772
Accrued employee cost	27,400	27,700
Accrued expenses and other current liabilities	26,681	30,700
Current portion of capital lease obligations	1,741	1,729

Total current liabilities	63,204	72,234

Capital lease obligations, less current portion	3,152	4,244
Non-current liabilities	14,339	22,458

Total liabilities	80,695	98,936

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 32,450,559 shares issued and 32,114,297 shares outstanding as of September 30, 2012 and 31,496,461 shares issued and 31,173,064 shares outstanding as of December 31, 2011.	32	31
Additional paid-in-capital	190,155	173,926
Retained earnings	176,719	147,046
Accumulated other comprehensive loss	(28,934)	(39,858)

Total stockholders’ equity including shares held in treasury	337,972	281,145

Less: 336,262 shares as of September 30, 2012 and 323,397 shares as of December 31, 2011, held in treasury, at cost	(3,024)	(2,693)

ExlService Holdings, Inc. stockholders' equity	334,948	278,452
Non-controlling interest	24	23

Total stockholders’ equity	334,972	278,475

Total liabilities and stockholders’ equity	$415,667	$377,411

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. The Company believes that providing these adjusted measures may help investors better understand the Company’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. The Company believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of our ability to generate cash flow.

Additionally, the Company provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because the Company believes that it provides useful incremental information to investors regarding the Company’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three months ended September 30, 2012 and September 30, 2011 and for the three months ended June 30, 2012:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended Sep 30,		Three Months Ended June 30,
	2012	2011	2012
Net income (GAAP)	$11,703	$8,391	$9,054
add: Income tax provision and other income/(expense)	5,167	3,269	5,339

Income from continuing operations (GAAP)	$16,870	$11,660	$14,393
add: Stock-based compensation expense (a)	1,871	2,160	2,715
add: Amortization of acquisition-related intangibles (b)	1,324	1,395	1,365

Adjusted operating income (Non-GAAP)	$20,065	$15,215	$18,473

Adjusted operating income margin %	17.8%	15.2%	17.1%
add: Depreciation	5,009	5,048	4,675

Adjusted EBITDA (Non-GAAP)	$25,074	$20,263	$23,148

Adjusted EBITDA margin %	22.3%	20.3%	21.4%

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three months ended Sep 30,		Three months ended June 30,
	2012	2011	2012
Net income (GAAP)	$11,703	$8,391	$9,054
add: Stock-based compensation expense (a)	1,871	2,160	2,715
add: Amortization of acquisition-related intangibles (b)	1,324	1,395	1,365
subtract: Tax impact on stock-based compensation expense	(753)	(846)	(1,075)
subtract: Tax impact on amortization of acquisition-related intangibles	(179)	(186)	(189)

Adjusted net income	$13,966	$10,914	$11,870

Adjusted diluted earnings per share	$0.42	$0.35	$0.36

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.